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                              PMFM INVESTMENT TRUST

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                                   SUPPLEMENT
                              Dated January 7, 2005

This Supplement to the Statement of Additional Information ("SAI") dated September 27, 2004 for the PMFM Tactical Preservation Portfolio Trust, PMFM Managed Portfolio Trust, and PMFM Tactical Opportunities Portfolio Trust (the "Funds"), each of which is a series of the PMFM Investment Trust updates the SAI to revise the information as described below. Together, the Funds' SAI dated September 27, 2004, as previously supplemented on October 27, 2004, and this Supplement constitute the Funds' current SAI. For further information, please contact the Funds toll-free at 1-866-383-PMFM (1-866-383-7636). You may also obtain additional copies of the Funds' SAI, free of charge, by writing to the Funds c/o NC Shareholder Services at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

o The section under "Other Investment Policies - Futures Contracts" entitled "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" which begins on page 8 of the SAI is being revised to read as follows:

     Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge in a Fund's portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

     In general, the Tactical Preservation Fund and the Managed Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets. The Tactical Opportunities Fund is not subject to the foregoing limitations with respect to its investments in futures contracts, related options or similar instruments.

     In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.


          Investors Should Retain This Supplement for Future Reference
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